Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Joshua G. James, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Omniture, Inc. on Form 10-K for the fiscal year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Omniture, Inc.

Date: March 23, 2007	By:	/s/ Joshua G. James
Joshua G. James
President and Chief Executive Officer
(Principal Executive Officer)

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael S. Herring, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Omniture, Inc. on Form 10-K for the fiscal year ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Omniture, Inc.

Date: March 23, 2007	By:	/s/ Michael S. Herring
Michael S. Herring
Chief Financial Officer and Executive Vice President
(Principal Financial and Accounting Officer)

A signed original of each of the written statements above required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Omniture, Inc. and will be retained by Omniture, Inc. and furnished to the U.S. Securities and Exchange Commission or its staff upon request.

The forgoing certification is being furnished to the Securities and Exchange Commission as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2006, and it shall not be considered filed as part of such report.